Exhibit 10.9

THE PREFERRED SHARES BEING OFFERED HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE PREFERRED SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT. INVESTMENT IN THE SECURITIES OFFERED HEREBY INVOLVES A HIGH DEGREE OF RISK AND IMMEDIATE SUBSTANTIAL DILUTION.

THE OFFERING IS BEING MADE SOLELY TO FOREIGN RESIDENTS UNDER REGULATION S. THE PREFERRED SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION AND WILL ONLY BE OFFERED AND SOLD IN RELIANCE ON AVAILABLE EXEMPTIONS THEREFROM.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION, OR EQUIVALENT AUTHORITIES OF ANY OTHER JURISDICTION NOR HAVE ANY SUCH AUTHORITIES PASSED UPON, CONFIRMED, OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CN ENERGY GROUP. INC.

SHARE PURCHASE AGREEMENT

This SHARE PURCHASE AGREEMENT (this “Agreement”) is dated as of April 3, 2020 by and between CN ENERGY GROUP. INC., a British Virgin Islands company (the “Company”), and [Name of Purchaser] (the “Purchaser”).

W I T N E S S E T H:

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Regulation S promulgated under the Securities Act, the Company desires to issue and sell to the Purchaser, and the Purchaser, severally and not jointly with other purchasers, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, in consideration of and subject to the mutual agreements, terms and conditions herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and Purchaser agree as follows:

1.	PURCHASE AND SALE OF CONVERTIBLE PREFERRED SHARES

1.1           Purchase and Sale of Convertible Preferred Shares. Subject to the terms and conditions set forth herein and the Amended and Restated Memorandum and Articles of Association, a form of which is attached hereto as Annex A (the “Memorandum and Articles”), the Company is offering (the “Offering”) to the Purchaser the number of Convertible Preferred Shares of the Company, no par value (the “Preferred Shares”), set forth on the signature page herein at a price of $3.6 per Preferred Share (collectively, the “Purchase Price”) up to $1,800,000 (the “Offering Amount”), payable in Renminbi equivalent, determined using the spot buying rate of exchange published by the People’s Bank of China on the date of payment, to the Company through its wholly owned subsidiary, Hangzhou Forasen Technology Co., Ltd. (also referred to as杭州富来森科技有限公司 in Chinese), a company with limited liability organized under the laws of the People’s Republic of China.

1.2           Closing. The closing of the transactions contemplated hereby shall take place on a rolling close basis. There is no minimum offering and therefore the Company can effect a closing on any amount received pursuant hereto. The offering period shall commence on or about , 2020 and remain open until the Company receives the Offering Amount (the “Final Closing Date”), or at such other location, date, and time, as may be agreed upon between Purchaser and the Company, or by facsimile or other electronic means (such closing being called the “Closing” and such date and time being called the “Closing Date”). At the time of the Closing, each Purchaser shall have delivered its Purchase Price to the Company.

(a)       The Purchaser shall pay all of the Purchase Price by wire or ACH authorization to the Company.

(b)       After each Closing, the Company shall deliver to the Purchaser its certificate(s) representing its purchase.

(c)       The Company shall instruct its registered agent to file the Memorandum and Articles with the Registrar of Corporate Affairs in the British Virgin Islands immediately prior to the initial Closing.

2.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Purchaser that:

2.1           The Company is duly incorporated in British Virgin Islands and is validly existing and in good standing under the laws of the British Virgin Islands. The Company and each Subsidiary, if any, is not in violation of any of the provisions of its memorandum and articles of association, as amended, or other organizational or charter documents, each as may be amended (the “Internal Documents”). The Company is qualified to transact business as a foreign corporation and is in good standing under the laws of each jurisdiction where the location of its properties or the conduct of its business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the business, assets, liabilities, results of operations, condition (financial or otherwise), properties, or prospects of the Company. “Subsidiary” shall mean any corporation or other entity or organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest or otherwise controls through contract or otherwise.

2.2           The Company has all power and authority to: (i) conduct its business as presently conducted and as proposed to be conducted as described herein; (ii) enter into and perform its obligations under this Agreement; and (iii) issue, sell, and deliver the Preferred Shares. The execution and delivery of this Agreement and the issuance, sale, and delivery of the Preferred Shares has been duly authorized by all necessary corporate action. Once executed and delivered, this Agreement will constitute, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers, and except that no representation is made herein regarding the enforceability of the Company’s obligations to provide indemnification and contribution remedies under the securities laws and subject to the limitations imposed by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

2.3           The Preferred Shares will be duly and validly issued, fully paid, and non-assessable, and free from all taxes or liens with respect to the issue thereof and shall not be subject to preemptive rights, rights of first refusal, and/or other similar rights of shareholders of the Company and/or any other person. The relative rights, privileges, and preferences of the Preferred Shares will be as stated in the Memorandum and Articles.

2.4           No action, suit, or proceeding by or before any court or governmental agency, authority, or body or any arbitrator involving the Company and/or its Subsidiaries or its property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement by the Company or the consummation of any of the transactions contemplated hereby or thereby, and/or (ii) could reasonably be expected to have a material adverse effect on the Company’s operations.

2.5           Each of the Company and its Subsidiaries is not in (i) violation or default of any provision of its Internal Documents; (ii) default or material violation of the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement, or other agreement, obligation, condition, covenant, or instrument to which it is a party or bound or to which its property is subject; and/or (iii) default or material violation of any statute, law, rule, regulation, judgment, order, or decree applicable to the Company of any court, regulatory body, administrative agency, governmental body, arbitrator, or other authority having jurisdiction over the Company or any of its properties, as applicable.

2.6           Assuming the accuracy of the Purchaser’s representations and warranties set forth in this Agreement, no registration under the Securities Act of the Preferred Shares or the underlying ordinary shares into which the Preferred Shares are convertible are required for the offer and sale of the Preferred Shares to the Purchaser in the manner contemplated herein.

2.7           Each of the execution and delivery of this Agreement and the filing of the Memorandum and Articles by the Company with the Registrar of Corporate Affairs in the British Virgin Islands does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation, or acceleration of any obligation or to a loss of a material benefit under any provision of any mortgage, indenture, lease, or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule, or regulation applicable to the Company or its Subsidiaries’ properties or assets. Neither the execution and delivery of this Agreement by the Company and the filing of the Memorandum and Articles by the Company with the Registrar of Corporate Affairs in the British Virgin Islands, nor the consummation of the transaction contemplated hereby, will result in the imposition of any security interest upon the Preferred Shares.

2.8           Securities Compliance and Restricted Shares. All Preferred Shares and the underlying ordinary shares into which it is convertible are restricted securities as defined in Rule 144 promulgated under the Securities Act.

2.9           No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Preferred Shares by any form of general solicitation or general advertising. The Company has offered the Preferred Shares for sale only to Non-U.S. Persons pursuant to Regulation S.

2.10         Certain Fees. No brokers fees, finder’s fees or financial advisory fees or commissions will be payable by the Company with respect to the transactions contemplated by this Agreement. The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this section that may be due in connection with the transactions contemplated by this Agreement.

2.11         Registration Rights. No person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company or any Subsidiaries.

2.12         No Bad Actors. To the knowledge of the Company, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, or other officer of the Company participating in the Offering, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

3.	REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser hereby represents and warrants to the Company as follows:

3.1           Organization. Such Purchaser is either an individual or an entity, corporate, partnership, or limited liability company, duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporated or formed with full right, or similar power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder.

3.2           Authority. The Purchaser has the requisite power and authority to enter into and perform this Agreement and to purchase the Preferred Shares being sold to it hereunder. The execution, delivery, and performance of this Agreement by such Purchaser and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate, partnership, or limited liability company action, and no further consent or authorization of such Purchaser or its board of directors, stockholders, partners, members, or managers, as the case may be, is required. This Agreement has been duly authorized, executed, and delivered by such Purchaser and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of such Purchaser enforceable against such Purchaser in accordance with the terms hereof.

3.3           Purchase Entirely for Own Account. This Agreement is made with Purchaser in reliance upon Purchaser’s representation to the Company, which by Purchaser’s execution of this Agreement, Purchaser hereby confirms that the Preferred Shares to be acquired by Purchaser will be acquired for investment for Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Purchaser further represents that Purchaser does not presently have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any of the Preferred Shares.

3.4           Purchaser Status. At the time Purchaser was offered the Securities, it was, and as of the date hereof it is a “non U.S. Person” as defined under Regulation S of the Securities Act. The Purchaser shall review and complete the certification of non-U.S. Person set forth under Exhibit A hereof. The Purchaser is not a registered broker dealer registered under Section 15(a) of the Exchange Act, or a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) or an entity engaged in the business of being a broker dealer. Except as otherwise disclosed in writing to the Company on or prior to the date of this Agreement, the Purchaser is not affiliated with any broker dealer registered under Section 15(a) of the 1934 Act, or a member of FINRA or an entity engaged in the business of being a broker dealer.

3.5           Experience of Purchaser. Purchaser, either alone or together with its representatives, has such knowledge, sophistication, and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Preferred Shares, and has so evaluated the merits and risks of such investment.

3.6           Ability to Bear Risk. Purchaser understands and agrees that purchase of the Preferred Shares is a high-risk investment and Purchaser is able to afford and bear an investment in a speculative venture having the risks and objectives of the Company, including a risk of total loss of such investment. Purchaser must bear the substantial economic risks of the investment in the Preferred Shares indefinitely because none of the Preferred Shares, or the ordinary shares into which it may be converted, may be sold, hypothecated, or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration(s) are available. The Purchaser represents that it is able to bear the economic risk of an investment in the Preferred Shares and is able to afford a complete loss of such investment.

3.7           Disclosure of Information. Purchaser has been given access to full and complete information regarding the Company and has utilized such access to Purchaser’s satisfaction for the purpose of obtaining such information regarding the Company as Purchaser has reasonably requested. In particular, Purchaser has been given a reasonable opportunity to review such documents as Purchaser has requested and to ask questions of, and to receive answers from, representatives of the Company concerning the terms and conditions of the Preferred Shares and the business and affairs of the Company and to obtain any additional information concerning the Company’s business to the extent reasonably available so as to understand more fully the nature of this investment and to verify the accuracy of the information supplied. The Purchaser is satisfied that it has received adequate information with respect to all matters which he/she/it considers material to its decision to make this investment.

3.8           No other documents. In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or other information (oral or written) other than as stated in this Agreement or the Memorandum and Articles.

3.9           Use of Purchase Price. Purchaser understands, acknowledges and agrees that management of the Company shall have sole and absolute discretion concerning the use of the Purchase Price as well as the timing of its expenditures.

3.10         Restricted Securities. Purchaser understands that the Preferred Shares have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act, which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Purchaser’s representations as expressed herein. Purchaser understands that the Preferred Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, Purchaser must hold the Preferred Shares indefinitely unless they are registered with the U.S. Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Except as otherwise provided herein, Purchaser acknowledges that the Company has no obligation to register or qualify the Preferred Shares. Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Preferred Shares, and on requirements relating to the Company that are outside of Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.

3.11         No Public Market. Purchaser understands that no public market now exists for the Preferred Shares and that the Company has made no assurances that a public market will ever exist for the Preferred Shares.

3.12         Legends. Purchaser understands that the Securities may be notated with the following legend:

“IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE RISKS INVOLVED. THE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED PURSUANT TO REGISTRATION THEREUNDER OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISK OF AN INVESTMENT IN THE SECURITIES FOR AN INDEFINITE PERIOD OF TIME.”

3.13         No General Solicitation. The Purchaser is not purchasing the Preferred Shares as a result of any advertisement, article, notice, or other communication regarding the Preferred Shares published in any newspaper, magazine, or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

3.14         Exculpation Among Purchasers. Purchaser acknowledges that it is not relying upon any person, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Purchaser agrees that Purchaser is not liable to any other purchasers participated in this Offering for any action heretofore taken or omitted to be taken by any of them in connection with the purchase of the Preferred Shares.

3.15         Residence. Purchaser is presently a bona fide resident of the state or country represented on the signature page hereof and has no present intention of becoming a resident of any other state, country, or jurisdiction, and the address and Social Security Number/National Insurance Number (or other applicable number) or Employer Identification Number/Corporate Tax Reference Number (or other applicable number) set forth on the signature page hereof are Purchaser’s true and correct residential or business address and Social Security Number/National Insurance Number (or other applicable number) or Employer Identification Number/Corporate Tax Reference Number (or other applicable number).

3.16         The Purchaser has been independently advised as to the restrictions with respect to trading the Preferred Shares and with respect to the resale restrictions imposed by applicable securities laws, confirms that no representation has been made to it by or on behalf of the Company with respect thereto, acknowledges the risks relating to an investment therein and of the fact that it may not be able to resell the Preferred Shares except in accordance with limited exemptions under applicable securities legislation and regulatory policy until expiry of the applicable restriction period and compliance with the other requirements of applicable law, that the Purchaser (or others for whom it is contracting hereunder) is solely responsible to find out what these restrictions are and the Purchaser is solely responsible (and neither the Company is not in any way responsible) for compliance with applicable resale restrictions and the Purchaser is aware that it may not be able to resell the Preferred Shares except in accordance with limited exemptions under applicable securities laws, and it agrees that any certificates representing the Preferred Shares may bear a legend indicating that the resale of such securities is restricted.

3.17         The Purchaser is aware that the Company is not a “reporting company” (as such term is used in the Securities Exchange Act of 1934, as amended) in the U.S.

3.18         The Purchaser is aware that the Company may complete additional financings, including project financing, in the future in order to develop the business of the Company and to fund its ongoing development; there is no assurance that such financings or project financings will be available and, if available, on reasonable terms; and failure to obtain sufficient additional funds by way of debt or equity financings or through joint ventures will prevent the continued development of the business of the Company and any such future financings may have a dilutive effect on current security holders, including the Purchaser.

3.19         The Purchaser is solely responsible (and the Company is not responsible in any way) for compliance with all applicable holding periods and resale restrictions under which the Preferred Shares are subject.

3.20         Confidential Information. The Purchaser agrees that such Purchaser and its employees, agents, and representatives will keep confidential and will not disclose, divulge, or use (other than for purposes of monitoring its investment in the Company) any confidential information which such Purchaser may obtain from the Company pursuant to financial statements, reports, and other materials submitted by the Company to such Purchaser pursuant to this Agreement, unless such information is (i) known to the public through no fault of such Purchaser or his or its employees or representatives; (ii) becomes part of the public domain other than by a breach of this Agreement; (iii) becomes known by the action of a third party not in breach of a duty of confidence; or (iv) is required to be disclosed to a third party pursuant to any applicable law, government resolution, or decision of any court or tribunal of competent jurisdiction; provided, however, that a Purchaser may disclose such information (i) to its attorneys, accountants, and other professionals in connection with their representation of such Purchaser in connection with such Purchaser’s investment in the Company, (ii) to any prospective permitted transferee of the Securities, or (iii) to any general partner or affiliate of such Purchaser, so long as the prospective transferee agrees to be bound by the provisions of this Section 3.20.

3.21         General. Such Purchaser understands that the Preferred Shares are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments, and understandings of such Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of such Purchaser to acquire the Preferred Shares.

4.	MISCELLANEOUS

4.1           Use of Proceeds. The Company shall use the proceeds of the Offering to help finance the its initial public offering, including related expenses, and for general and corporate expenses.

4.2           Fees and Expenses. Except as expressly set forth in this Agreement to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants, and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery, and performance of this Agreement.

4.3           Representations and Warranties. The representations and warranties of the Company and Purchaser shall survive the Closing and delivery of the Preferred Shares.

4.4           Indemnification. Purchaser agrees to indemnify and hold harmless the Company and each director, officer, or agent thereof from and against any and all losses, damages, liabilities, and expenses arising out of or in connection with any breach of, or inaccuracy in, any representation or warranty of the undersigned, whether contained in this Agreement or otherwise.

4.5           Waiver, Amendment. Neither this Agreement nor any provisions hereof shall be waived, modified, changed, discharged, or terminated except by an instrument in writing signed by the party against whom any waiver, modification, change, discharge, or termination is sought.

4.6           Section and Other Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

4.7           Governing Law; Consent to Jurisdiction. Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in The City of New York, Borough of Manhattan for the purpose of any suit, action, proceeding, or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action, or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action, or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action, or proceeding brought in such courts and irrevocably waives any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

4.8           Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

4.9           Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid or if delivered by facsimile or electronic transmission, on the business day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding business day:

(a)       if to Purchaser:

  The address included on the signature page.

(b)       if to The Company:

CN Energy Group. Inc.

FPI Center, Room A-901, No. 459 Qianmo Road

Binjiang District, Hangzhou City, Zhejiang Province

The People’s Republic of China

Email: [***]

Attn: Zhengyu Wang

With a copy to (which shall not constitute notice):

1450 Broadway, 26th Fl. New York, New York 10018 Telephone: +1 (212) 530-2206 Facsimile: +1(212) 202-6380 Email: [***]
Attention: Ying Li, Esq.

4.10         Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, permitted successors, and assigns.

4.11         Entire Agreement. This Agreement (including the Exhibit hereto) constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.

4.12         Severability. If any term, provision, covenant, or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void, or unenforceable, the remainder of the terms, provisions, covenants, and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired, or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant, or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants, and restrictions without including any of such that may be hereafter declared invalid, illegal, void, or unenforceable.

4.13         Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in this Agreement and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

4.14         Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments thereto.

4.15         Further Assurances: Each party hereto shall from time to time at the request of the other party hereto do such further acts and execute and deliver such further instruments, deeds, and documents as shall be reasonably required in order to fully perform and carry out the provisions of this Agreement. The parties hereto agree to act honestly and in good faith in the performance of their respective obligations hereunder.

4.16         Waivers. No waiver by any party of any default with respect to any provision, condition, or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition, or requirement hereof and thereof, nor shall any delay or omission of any party to exercise any right hereunder and thereunder in any manner impair the exercise of any such right accruing to it thereafter.

4.17         Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Purchaser, as applicable, provided, however, that, subject to federal and state securities laws and as otherwise provided in this Agreement, the Purchaser may assign its rights and delegate its duties hereunder in whole or in part (i) to a third party acquiring all or substantially all of its Preferred Shares in a private transaction or (ii) to an affiliate, in each case, without the prior written consent of the Company or the other purchasers participated in this Offering, after notice duly given by such Purchaser to the Company provided, that no such assignment or obligation shall affect the obligations of such Purchaser hereunder and that such assignee agrees in writing to be bound, with respect to the transferred securities, by the provisions hereof that apply to the Purchaser. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

4.18         Signature Page. It is hereby agreed that the execution by the Purchaser of this Agreement, in the place set forth herein, will constitute agreement to be bound by the terms and conditions hereof.

[Signature pages follow]

IN WITNESS WHEREOF, the undersigned have executed this Share Purchase Agreement as of the date first written above.

CN Energy Group. Inc.

By:	/s/Zhengyu Wang
Name: Zhengyu Wang
Title: Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

CN ENERGY GROUP. INC.

PURCHASER SIGNATURE PAGE TO

SHARE PURCHASE AGREEMENT

Purchaser hereby elects to purchase [Number of Preferred Shares] Preferred Shares, at $3.6 per share, for an aggregate purchase price of $[Purchase Price].

Date (NOTE: To be completed by the Purchaser): April 3, 2020

If the Purchaser is an INDIVIDUAL, and if purchased with a SPOUSE, or as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

[Name of Purchaser]	[ID Card No. of Purchaser]
Print Name of PURCHASER	ID# (Passport/Driver license) and SSN

[Address of Purchaser]	/s/[Name of Purchaser]
Address	Signature of Purchaser

[Address of Purchaser]	April 3, 2020
City, State, Zip, Country	Date

Print Name of JOINT PURCHASER	ID# (Passport/Driver license) and SSN

Address	Signature of Purchaser

City, State, Zip, Country	Date

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Name of Partnership, Corporation, Federal Taxpayer Limited Liability Company or Trust	Identification Number

Address	Signature

City, State, Zip, Country	Title

State of Organization	Date

Exhibit A

Non-U.S. Person Representations

The Purchaser indicating that it is not a U.S. person, severally and not jointly, further represents and warrants to the Company as follows:

1.	At the time of (a) the offer by the Company and (b) the acceptance of the offer by such person or entity, of the Preferred Shares, such person or entity was outside the United States.

2.	Such person or entity is acquiring the Preferred Shares for such Shareholder’s own account, for investment and not for distribution or resale to others and is not purchasing the Preferred Shares for the account or benefit of any U.S. person, or with a view towards distribution to any U.S. person, in violation of the registration requirements of the Securities Act.

3.	Such person or entity will make all subsequent offers and sales of the Preferred Shares either (x) outside of the United States in compliance with Regulation S; (y) pursuant to a registration under the Securities Act; or (z) pursuant to an available exemption from registration under the Securities Act. Specifically, such person or entity will not resell the Preferred Shares to any U.S. person or within the United States prior to the expiration of a period commencing on the Closing Date and ending on the date that is one year thereafter (the “Distribution Compliance Period”), except pursuant to registration under the Securities Act or an exemption from registration under the Securities Act.

4.	Such person or entity has no present plan or intention to sell the Preferred Shares in the United States or to a U.S. person at any predetermined time, has made no predetermined arrangements to sell the Preferred Shares and is not acting as a distributor of such securities.

5.	Neither such person or entity, its affiliates nor any person acting on behalf of such person or entity, has entered into, has the intention of entering into, or will enter into any put option, short position or other similar instrument or position in the U.S. with respect to the Preferred Shares at any time after the Closing Date through the Distribution Compliance Period except in compliance with the Securities Act.

6.	Such person or entity consents to the placement of a legend on any certificate or other document evidencing the Preferred Shares substantially in the form set forth in Section 3.12.

7.	Such person or entity is not acquiring the Preferred Shares in a transaction (or an element of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the Securities Act.

8.	Such person or entity has sufficient knowledge and experience in finance, securities, investments, and other business matters to be able to protect such person’s or entity’s interests in connection with the transactions contemplated by this Agreement.

9.	Such person or entity has consulted, to the extent that it has deemed necessary, with its tax, legal, accounting, and financial advisors concerning its investment in the Preferred Shares.

10.	Such person or entity understands the various risks of an investment in the Preferred Shares and can afford to bear such risks for an indefinite period of time, including, without limitation, the risk of losing its entire investment in the Preferred Shares.

11.	Such person or entity has read the Agreement to which this Representation is attached and has been furnished during the course of the transactions contemplated by this Agreement with all other information regarding the Company that such person or entity has requested and all such information is sufficient for such person or entity to evaluate the risks of investing in the Preferred Shares.

12.	Such person or entity has been afforded the opportunity to ask questions of and receive answers concerning the Company and the terms and conditions of the issuance of the Preferred Shares.

13.	Such person or entity is not relying on any representations and warranties concerning the Company made by the Company or any officer, employee, or agent of the Company, other than those contained in this Agreement.

14.	Such person or entity will not sell or otherwise transfer the Preferred Shares unless either (A) the transfer of such securities is registered under the Securities Act or (B) an exemption from registration of such securities is available.

15.	Such person or entity represents that the address furnished on its signature page to this Agreement is the principal residence if he is an individual or its principal business address if it is a corporation or other entity.

16.	Such person or entity understands and acknowledges that the Preferred Shares have not been recommended by any federal or state securities commission or regulatory authority, that the foregoing authorities have not confirmed the accuracy or determined the adequacy of any information concerning the Company that has been supplied to such person or entity and that any representation to the contrary is a criminal offense.

Dated: April 3, 2020

[Name of Purchaser]
Print name of Purchaser

By:	/s/[Name of Purchaser]
Signature

Print name of Signatory (if different from Purchaser)

Title

Schedule of Material Differences

One or more person signed a Share Purchase Agreement under this form. Pursuant to Instruction ii to Item 601 of Regulation S-K, the Registrant may only file this form as an exhibit with a schedule setting forth the material details in which the executed agreements differ from this form:

No.	Name of Purchaser	Number of Preferred Shares	Purchase Price	ID Card No. of Purchaser	Address of Purchaser
1.	Wei Lian	195,000	$702,000	[***]	[***]
2.	Zhenyan Yu	305,000	$1,098,000	[***]	[***]